FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 1998

                         ANGELES PARK COMMUNITIES, LTD.
             (Exact name of registrant as specified in its charter)


             California              0-10199                  95-3558497
     (State or other jurisdiction  (Commission              (I.R.S. Employer
           incorporation)          File Number)          Identification Number)




          55 Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)






ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant sold both of its investment properties, Cloverleaf Farms, Mobile Home Park and Cloverleaf Forest, Recreational Vehicle Park on December 28, 1998. Cloverleaf Farms, Mobile Home Park and Cloverleaf Forest, Recreational Vehicle Park were sold to Hometown Cloverleaf, L.L.C., an unrelated party for $15,000,000.

The Managing General Partner is currently evaluating its cash needs to determine what portion of the net proceeds can be distributed to its partners in the near future.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's annual report on Form 10-KSB for the year ended December 31, 1998.

(c)  Exhibits

10.21 Contract of Sale between Registrant and Hometown Cloverleaf, L.L.C. effective September 17, 1998.

10.22 First Amendment to Contract of Sale between Registrant and Hometown Cloverleaf, L.L.C. effective November 13, 1998.


10.23 Second Amendment to Contract of Sale between Registrant and Hometown Cloverleaf, L.L.C. effective December 23, 1998.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ANGELES PARK COMMUNITIES, LTD.

                            By: ANGELES REALTY CORPORATION
                                Its Managing General Partner

                            By: /s/Patrick J. Foye
                                Patrick J. Foye
                                Executive Vice President

                            By: /s/Timothy R. Garrick
                                Timothy R. Garrick
                                Vice President - Accounting
                               (Duly Authorized Officer)

                         Date:  February 3, 1999